                                                                 October 1, 2018


                        PIONEER MULTI-ASSET INCOME FUND


SUPPLEMENT TO THE PROSPECTUS, SUMMARY PROSPECTUS AND STATEMENT
             OF ADDITIONAL INFORMATION, EACH DATED DECEMBER 1, 2017 Effective October 1, 2018, Amundi Pioneer is making the following changes regarding the fund's expenses.

NEW MANAGEMENT FEE BREAKPOINTS


MANAGEMENT FEE
The fund pays Amundi Pioneer a fee for managing the fund and to cover the cost of providing certain services to the fund. Amundi Pioneer's annual fee is equal to 0.50% of the fund's average daily net assets up to $1 billion, 0.45% of the next $4 billion of the fund's average daily net assets and 0.40% of the fund's average daily net assets over $5 billion. The fee is accrued daily and paid monthly.




















                                                                   31279-00-1018
                                (Copyright)2018 Amundi Pioneer Distributor, Inc.
                                             Underwriter of Pioneer mutual funds
                                                                     Member SIPC